SCHEDULE 14A
                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              H&Q Healthcare Investors/H&Q Life Sciences Investors
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
              ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------
     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS
                         50 Rowes Wharf, Fourth Floor
                       Boston, Massachusetts 02110-3328
                                (617) 574-0567

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

     An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Thursday, May 22, 1997, at 9:00 A.M. at the Boston Harbor Hotel, 40 Rowes Wharf, Boston, Massachusetts 02110, for the following purposes:


     (1) Election of Trustees of the Fund;

     (2) Ratification or rejection of the selection of Arthur Andersen LLP as Independent Public Accountants of the Fund for the fiscal year ending September 30, 1997; and


     (3) Transaction of such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.


     Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on April 15, 1997 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

                                          By Order of the Board of Trustees,


                                      /s/ Kerri A. Bisner

                                          Kerri A. Bisner,

                                          Secretary

April 16, 1997

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Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.
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


                           H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and H&Q Life Sciences Investors ("HQL") (each a "Fund") of proxies to be voted at an Annual Meeting of Shareholders ("Annual Meeting") of the Fund to be held on May 22, 1997, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated April 16, 1997. Unless otherwise indicated, all information applies to each Fund. This Proxy Statement is being first mailed to shareholders on or about April 16, 1997.

     The Fund's Annual Report with respect to the fiscal year ended September 30, 1996 was mailed to shareholders on or about November 30, 1996. The Fund will furnish, without charge, a copy of the Annual Report to a shareholder upon request. Requests may be sent to 50 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 or be made by calling (800) 327-6679.


                                  Proposal 1
                             ELECTION OF TRUSTEES

     The Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class B Trustees expires on the date of the 1997 Annual Meeting, and the term of office of the Class C and Class A Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least three and no greater than fifteen. The Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees for HQH and two nominees for HQL. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees to serve until the 1997 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQH and Alan G. Carr and Henri A. Termeer for HQL. The Trustees serving until the 1998 Annual Meeting are William R. Hambrecht, Robert P. Mack, M.D. and Eric Oddleifson for HQH and Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQL. The Trustees serving until the 1999 Annual Meeting are Alan G. Carr and Henri A. Termeer for HQH and William R. Hambrecht, Robert P. Mack, M.D. and Eric Oddleifson for HQL.


     The nominees and Trustees and their principal occupations for at least the last five years are as follows:

Name (Age), Business Experience and Directorships,                           Beneficially Owned,
Term of Trusteeship, Other Positions with the Fund                           as of April 1, 1997
as of April 1, 1997                                                          HQH              HQL
--------------------------------------------------                           ---              ---
Alan G. Carr* (63),                                                        23,107(1)         12,423
President (since 1992), Director (since 1986), and Senior Vice
President (from 1986-1992) of the Adviser; Managing
Director (since 1992) of H&Q Group; and President and
Trustee (since 1986) of HQH and (since 1992) of HQL.


(1) Mr. Carr's shares include 398 shares held by a member of his family as to which he disclaims any beneficial interest.



Name (Age), Business Experience and Directorships,           Beneficially  Owned,
Term of Trusteeship, Other Positions with the Fund           as of April 1, 1997
as of April 1, 1997                                              HQH      HQL
--------------------------------------------------               ---      ---
William R. Hambrecht* (61),                                        -0-    23,861
Chairman (since 1993), President (from 1985-1993) and
Co-Chief Executive Officer (from 1987-1994) of H&Q Group;
Director (since 1982) of Adobe Systems Inc.; and Trustee
(since 1994) of HQH and (since 1994) of HQL. Beneficial
owner of approximately 12.4% of the voting securities of
H&Q Group.
Lawrence S. Lewin** (59),                                        1,335     2,238
Chairman and Chief Executive Officer (since 1970) of The
Lewin Group (healthcare public policy and management
consulting), a subsidiary of Quintiles Transnational Corp.;
Director (since 1989) of Apache Medical Systems; and
Trustee (since 1987) of HQH and (since 1992) of HQL.
Robert P. Mack, M.D. (61),                                       1,780       -0-
Orthopedic Surgeon (since 1977) at the Steadman-Hawkins
Orthopedic Clinic; and Trustee (since 1991) of HQH and
(since 1992) of HQL.
Eric Oddleifson** (62),                                          1,780     1,119
Managing Director (since 1995) of UBS Asset Management;
formerly President, Director and Chief Investment Officer
(from 1984-1995) of Resource Investments, Inc. (forest
properties investment); and Trustee (since 1992) of HQH and
(since 1992) of HQL.
Uwe E. Reinhardt, Ph.D. (59),                                      626       559
Professor of Economics (since 1968) at Princeton University;
and Trustee (since 1988) of HQH and (since 1992) of HQL.
Henri A. Termeer** (51),                                           -0-       -0-
Chairman (since 1988), Chief Executive Officer (since 1985), and President (since 1983) of Genzyme Corporation (human
healthcare products); Director (since 1987) of ABIOMED,
Inc.; Director (since 1992) of AutoImmune, Inc.; Director
(since 1993) of Genzyme Transgenics; Director (since 1994) of
Geltex Pharmaceutical, Inc.; and Trustee (since 1989) of HQH and (since 1992) of HQL.
All Trustees of the Fund as a Group   ........................  28,628    40,200


 * Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940 (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management Incorporated (the "Adviser") or its parent, Hambrecht & Quist Group ("H&Q Group").

** Member of the Fund's Audit Committee.

     During the fiscal year ended September 30, 1996, four meetings of the Board of Trustees were held. Each Trustee of the Fund listed above who was a Trustee during such fiscal year attended at least 75% of such meetings held while he was a Trustee (and the meeting of the Audit Committee if he was a member).

     The Fund pays each of its Trustees, other than those who are interested persons of the Fund or the Adviser as defined in the 1940 Act ("Disinterested Trustees"), an annual fee of $6,000 plus $900 for each meeting attended. Disinterested Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 1996, the Disinterested Trustees received $56,663 from HQH and $20,206 from HQL for fees and reimbursed expenses. No other direct compensation has been paid by the Fund to the Trustees and officers as a group. Trustees and officers of the Fund who hold positions with the Adviser receive indirect compensation from the Fund in the form of the investment advisory fee paid to the Adviser.

                              Compensation Table
                              ------------------
                 For the fiscal year ended September 30, 1996

                            Aggregate         Accrued Pension           Total
Disinterested             Compensation        or Retirement         Compensation
Trustee                   from each Fund         Benefits          from Fund Complex
------------------------------------------------------------------------------------
Lawrence S. Lewin         $9,600              None                 $19,200
Robert P. Mack, M.D.      $9,600              None                 $19,200
Eric Oddleifson           $9,600              None                 $19,200
Uwe E. Reinhardt          $9,600              None                 $19,200
Henri A. Termeer          $9,600              None                 $19,200

     The Fund has an Audit Committee comprised of Messrs. Lewin, Oddleifson and Termeer, all Disinterested Trustees. The Audit Committee is responsible for reviewing with the Fund's auditors matters related to the Fund's accounting affairs and reviewing the maintenance of the Fund's records and custodian operations. The Audit Committee held one meeting during the fiscal year ended September 30, 1996. The Fund does not have a nominating committee or compensation committee.

Required Vote

     The Fund's Declaration of Trust states that the Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

Executive Officers

     The following table sets forth information (Name (Age), Positions with the Fund, Business Experience) for at least the last five years with respect to the executive officers of the Fund not named above. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.


Kimberley L. Carroll (41),      Treasurer and Chief Financial Officer (since 1987) of HQH and
                                (since 1992) of HQL, Assistant Secretary (from 1987-1992) of
                                HQH; and Vice President (since 1991) and Assistant Vice
                                President (from 1987-1991) of the Adviser.
Kerri A. Bisner (34),           Secretary (since 1992) of HQH and (since 1992) of HQL; and
                                Vice President (since 1994), Assistant Vice President (from
                                1991-1994) and Research Associate (from 1989-1991) of the
                                Adviser.

                                  Proposal 2
                    RATIFICATION OR REJECTION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     Pursuant to the 1940 Act, at a meeting called for such purpose on November 13, 1995, a majority of the entire Board of Trustees of the Fund, including a majority of the Disinterested Trustees, selected Arthur Andersen LLP as Independent Public Accountants for the Fund for the fiscal year ending September 30, 1997. The Fund has been advised that neither Arthur Andersen nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Accounting services to be performed by Arthur Andersen for the Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission and attendance at some meetings of the Board of Trustees. Arthur Andersen also will perform non-audit services consisting of review and/or preparation of income tax returns of the Fund.

     Representatives of Arthur Andersen will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

Required Vote


     The selection of Arthur Andersen is submitted to the shareholders for ratification and requires the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

                 INFORMATION PERTAINING TO INVESTMENT ADVISER

     Hambrecht & Quist Capital Management Incorporated, a California corporation, is the investment adviser for the Fund. Under the Investment Advisory Agreement with HQH dated April 21, 1987 and with HQL dated April 30, 1992, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of the Fund in accordance with its investment objective and policies. The Adviser also is obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. The Fund pays no salaries. The salaries of all officers of the Fund and all personnel of the Fund or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are interested persons of the Fund or of the Adviser, are paid by the Adviser or an affiliate thereof.

     Alan G. Carr serves as President and Sole Director of the Adviser. The Adviser's address is 50 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328. The Adviser is indirectly wholly-owned by Hambrecht & Quist Group, a California corporation, at the address of One Bush Street, San Francisco, California 94104.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.


                       PROXIES AND VOTING AT THE MEETING

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund or by casting a vote at the meeting. All valid proxies received prior to the meeting, or any adjournment or adjournments thereof, will be voted at the meeting and any adjournments thereof. The representation in person or by proxy of a majority of the outstanding shares of the Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Matters on which a choice has been provided will be voted as indicated on the proxy card, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in Proposal 1 and Proposal 2 of the Notice of Annual Meeting, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 2 that require the approval of a majority of shares voting at the Annual Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting are not received by May 22, 1997, the persons named as proxies in the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     As of April 15, 1997, there were issued and outstanding 8,990,179 shares of beneficial interest of HQH and 7,011,362 shares of beneficial interest of HQL. Shareholders will be entitled to one vote for each share held. Only holders of record of shares at the close of business on April 15, 1997, the record date, will be entitled to vote at the Annual Meeting. As of April 1, 1997, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding voting securities of the Fund. As of April 1, 1997, HQH and HQL were aware of one investment advisor group that beneficially owned more than 5% of the outstanding voting securities of HQH and of HQL: Yale University, Investment Office, 230 Prospect Street, New Haven, CT 06511-2107. Yale University beneficially owned 14.3% of the outstanding shares of beneficial interest of HQH and 7.4% of the outstanding shares of HQL.


                       PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for the Fund's 1998 Annual Meeting must be received at the Fund's executive offices at 50 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than October 1, 1997 for inclusion in the 1998 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 1998 Proxy Statement or submitted for a vote at the 1998 Annual Meeting.


                                    GENERAL

     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

                                                  H&Q HEALTHCARE INVESTORS
                                                  H&Q LIFE SCIENCES INVESTORS


April 16, 1997

                            H&Q HEALTHCARE INVESTORS

        Proxy for Annual Meeting of Shareholders to be held May 22, 1997 This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Alan G. Carr, Eric Oddleifson and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the "Fund") to be held on May 22, 1997 at 9:00 a.m. at the Boston Harbor Hotel, 40 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse side of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR ADOPTION OF PROPOSAL 2 AND WITH RESPECT TO ITEM 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


----------------------------------          ------------------------------------

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

[X} PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------
H&Q HEALTHCARE INVESTORS
-------------------------

Please be sure to sign and date
this Proxy.
----------------------------------          ------------------------------------
                                            Date


----------------------------------          -----------------------------------
Shareholder sign here                       Co-owner sign here


1. On the election of two Trustees:

Lawrence S. Lewin                          For       Withhold    For all Except
Uwe E. Reinhardt, Ph.D.                    [ ]         [ ]             [ ]

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. (The Board of Trustees recommends a vote FOR all nominees);

2. Ratification of the selection of Arthur Andersen LLP as Independent Public Accountants of the Fund for the fiscal year ending September 30, 1997 (The Board of Trustees recommends a vote FOR); and
                                           For       Against        Abstain
                                           [ ]         [ ]            [ ]


3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.
                                           [ ]

RECORD DATE SHARES:

                           H&Q LIFE SCIENCES INVESTORS

        Proxy for Annual Meeting of Shareholders to be held May 22, 1997 This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Alan G. Carr, Eric Oddleifson and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the "Fund") to be held on May 22, 1997 at 9:00 a.m. at the Boston Harbor Hotel, 40 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse side of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR ADOPTION OF PROPOSAL 2 AND WITH RESPECT TO ITEM 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


----------------------------------          ------------------------------------

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

[X} PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------
H&Q LIFE SCIENCES INVESTORS
---------------------------

Please be sure to sign and date
this Proxy.
----------------------------------          -----------------------------------
                                            Date


----------------------------------          -----------------------------------
Shareholder sign here                       Co-owner sign here


1. On the election of two Trustees:

Alan G. Carr                               For       Withhold     For all Except
Henri A. Termeer                           [ ]         [ ]            [ ]

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. (The Board of Trustees recommends a vote FOR all nominees);

2. Ratification of the selection of Arthur Andersen LLP as Independent Public Accountants of the Fund for the fiscal year ending September 30, 1997 (The Board of Trustees recommends a vote FOR); and
                                           For       Against        Abstain
                                           [ ]         [ ]            [ ]


3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.
                                           [ ]

RECORD DATE SHARES: